Exhibit 10.11

OEM SUPPLY AGREEMENT PRICING AMENDMENT #6

This OEM Supply Agreement Pricing Amendment #6 (the “Amendment”) is made and entered into as of the 6th day of December, 202012 by and between FUJIFILM Dimatix, Inc., formerly known as Spectra Printing, a division of Dimatix, Inc. (“FUJIFILM”) and Kornit Digital Ltd. and Kornit Digital Technologies Ltd., a division of Kornit Digital Ltd. (“Company”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement, as hereinafter defined.

WITNESSETH

WHEREAS, FUJIFILM and Company are parties to an OEM Supply Agreement dated January 6, 2006, OEM Supply Agreement Amendment #1 dated September 20, 2006, OEM Supply Agreement Amendment #2 dated September 1, 2007, OEM Supply Agreement Amendment #3 dated March 17, 2008, OEM Supply Agreement Amendment #4 dated July 1, 2010 and OEM Supply Agreement Pricing Amendment #5 dated October 4, 2011 (the “Agreement”), under which FUJIFILM provides to Company, and Company procures from FUJIFILM, certain FUJIFILM products for incorporation with Company products; and

WHEREAS, FUJIFILM and Company desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Schedule 2 of the Agreement is hereby deleted in its entirety and a new Schedule 2 is attached.

Additional Amendments:

1.          Section 7.9 of the Agreement is hereby changed by replacing the address for notices to be sent to FUJIFILM to read as follows:

“In the case of FUJIFILM:

Chief Executive Officer

FUJIFILM Dimatix, Inc.

2230 Martin Avenue

Santa Clara, CA 95050

Facsimile: (408) 565-9151

with a copy to:

FUJIFILM Holdings America Corporation

Valhalla, NY 10595-1356

Attn: Legal Department

Facsimile:

(914) 789-8514

E-mail:legaldepartment@fujifilm.com

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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2.          This Amendment will be effective as of the date above written.

3.          The Agreement is amended only as expressly provided herein and otherwise remains unchanged in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate originals, or in signed fax copies to be followed by duplicate originals by their duly authorized representatives as of the date above written.

FUJIFILM DIMATIX, INC.		KORNIT DIGITAL LTD.

By:	/s/ Martin Schoeppler	By:	/s/ Ofer Ben-Zur

Name:	Martin Schoeppler	Name:	Ofer Ben-Zur

Title:	CEO and President	Title:	CEO

KORNIT DIGITAL TECHNOLOGIES LTD

		By:	/s/ Ofer Ben-Zur

		Name:	Ofer Ben-Zur

		Title:	CEO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE 2

PRICES FOR FUJIFILM PRODUCTS

The following prices include standard packaging.

A.	PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ORDER QTY		UNIT PRICE

05536	Nova JA 256/80 AAA	[***]	$	[***]

09493	Galaxy JA 256/80 AAA	[***]	$	[***]

22140	PQ-256/35 JM	[***]	$	[***]
22168	PQ-256/85 JM	[***]	$	[***]

B.	PRICE INCREASES

Beginning [***] after the Effective Date, FUJIFILM may, by written notice delivered [***] in advance to Kornit, increase prices for FUJIFILM Products listed on this Schedule 2. Price increases will not apply to orders that are non-cancelable and non- deferrable (pursuant to Schedule 1) at the time of notice of the increase. Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

C.	ROYALTIES

1)	Beginning January 1, 2013, Kornit shall pay to FUJIFILM Royalty based on the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Ink for use in Kornit Products, except FUJIFILM Ink as follows:

a)	At a rate equal to [***] percent ([***]%) of the first $[***] million on a yearly basis (with yearly defined as January 1 to December 31) and then at a rate equal to [***] percent ([***]%) of amounts over $[***] million for the remainder of same year.

b)	The Royalty rate will reset as defined in a) above each January 1.

2)	If Kornit does not supply Ink to a Third Party Customer for use in Kornit Products then Kornit shall, in lieu of paying the [***] percent ([***]%) Royalty referenced in subsection 1) above, pay to FUJIFILM a Royalty equal to [***] percent ([***]%) of the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Kornit Products, in addition to the price paid for such Kornit Product pursuant to this Schedule 2

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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D.	REBATE PROGRAM

Kornit shall earn a per machine rebate for Galaxy JA 256/80 AAA Printheads (7 printheads per machine) that are used in the Kornit Breeze Direct on Garment Entry Level Printer. The rebate will be $[***] per printer shipped by Kornit ($[***] rebate x 7 printheads). The rebate will be issued as a credit toward current or new invoices for purchases of FUJIFILM Products. This rebate program became effective June 1, 2010.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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